Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated December 13, 2022
to the
Terra Firma US Concentrated Realty Equity Fund (the “Fund”)
Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2022, as supplemented

This supplement makes the following amendments to disclosures in the Fund’s Prospectus and SAI dated April 30, 2022, as supplemented.

Effective December 19, 2022, the address of the Fund’s investment adviser, Terra Firma Asset Management, LLC (the “Adviser”) is:

1160 Battery Street
Suite 100 East Building
San Francisco, CA 94111

All references to the Adviser’s former address (75 Broadway Street, Suite 202, San Francisco, California 94111) in the Prospectus and SAI are hereby replaced with the Adviser’s new address as listed above.

Please retain this supplement with your Prospectus and SAI